UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40991	82-4270040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 NW 109th Avenue

Miami, Florida 33172

(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 836-6858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001	BSFC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Blue Star Foods Corp. (the “Company”) held its Annual Meeting of Stockholders on December 16, 2024. There were represented at the Annual Meeting, by proxy, 2,194,538 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), out of a total number of 5,034,870 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Directors The following individuals, each of whom was named as a nominee in the Company’s definitive proxy statement relating to the Annual Meeting, were elected by the Company’s stockholders by a plurality of votes cast to serve on the Company’s Board of Directors until the Company’s annual meeting of stockholders for fiscal year 2026. Information on the vote relating to each director standing for election is set forth below:

Nominee	For	Withheld	Broker Non-Votes
John Keeler	1,022,323	87,054	1,085,163
Nubar Herian	1,020,292	89,085	1,085,163
Jeffrey Guzy	1,014,676	94,701	1,085,163
Timothy McLellan	1,021,276	88,100	1,085,163
Trond Ringstad	1,021,003	88,374	1,085,163

Proposal 2. – Share Issuance Proposal was to approve the issuance of shares in a non-public offering where the maximum number of shares of Common Stock to be issued may exceed 20% of the Company’s issued and outstanding capital stock, as required by and in accordance with Nasdaq Marketplace Rule 5635. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
967,378	135,227	6,773	N/A

Proposal 3. – Stock Split Proposal was to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock, by a ratio of no less than 1-for-2 and no more than 1-for-20, with the exact ratio to be determined by the Company’s Board of Directors in its sole discretion. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
1,981,560	211,022	1,958	N/A

Proposal 4. – Ratification of Appointment of Auditors. was to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
2,140,462	33,652	20,424	N/A

There were no other proposals voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2024	BLUE STAR FOODS CORP.

	By:	/s/ John Keeler
John Keeler Executive Chairman and Chief Executive Officer